Filed pursuant to Rule 497(e)
                                                       Registration No. 33-40496

                       SUPPLEMENT DATED SEPTEMBER 30, 1998
                     TO THE PROSPECTUS DATED AUGUST 1, 1998
                                       OF
                                IAI BALANCED FUND
                 (A PORTFOLIO OF IAI INVESTMENT FUNDS VI, INC.)


         The following replaces the disclosure on page 16 concerning the management of Fund investments in restricted securities:


Roy Gillson and Curt McLeod have been responsible for Fund investments in restricted securities, including equity and limited partnership interests in privately-held companies and investment partnerships, since September 1998. Mr. Gillson is IAI's Chief Executive Officer and Chief Investment Officer and has been employed by IAI's affiliate, IAI International Ltd., since 1983. Mr. McLeod is an IAI Vice President and equity portfolio manager. Prior to joining IAI in 1997, Mr. McLeod had been a portfolio manager with Piper Jaffray, Inc. since 1986.